Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of October 3, 2008 between HepaLife Technologies, Inc., a Florida corporation (the “Company”) and Arbios Systems, Inc., a Delaware corporation (the “Arbios”).

RECITALS

Whereas, the Company and Arbios are parties to an Asset Purchase Agreement dated October 3, 2008 (the “Asset Purchase Agreement”) pursuant to which the Company has acquired from Arbios and Arbios  has sold to the Company the Acquired Assets (as defined in the Asset Purchase Agreement).

Whereas, as part of the consideration to be paid in connection with the purchase and sale of the Acquired Assets, the Company issued to Arbios the Series D Warrant entitling Arbios to purchase up to 750,000 shares (the “Series D Warrant Shares”) of the Company’s Common Stock (as defined below) at an exercise price of $0.35 per share for a period of five (5) years from the Closing Date (as defined in the Asset Purchase Agreement”).

Whereas, in connection with the issuance of the Series D Warrant Shares upon exercise of the Series D Warrant, the Company has agreed to provide the registration rights set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

1.           Definitions

Capitalized terms used and not otherwise defined herein that are defined in the Asset Purchase Agreement shall have the meanings given such terms in the Asset Purchase Agreement.

As used in this Agreement, the following terms shall have the following meanings:

“Asset Purchase Agreement” has the meaning set forth in the Recitals.

“Agreement” means this Registration Rights Agreement.

”Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in The City of New York.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Consent” means the consent of all of the holders of the Series C Warrants to the inclusion of the Series D Warrant Shares in any Series C Registration Statement.

“Effectiveness Date” means, with respect to any Registration Statement  filed hereunder registering the Series D Warrant Shares for resale by Arbios, a date which is no later than the ninth (9th) month anniversary of the date hereof; provided, however, that in the event the Company is notified by the SEC that one or more of the Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Business Day following the date on which the Company is so notified if such date precedes the dates otherwise required above.

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means, with respect to any Registration Statement required pursuant to Section 2.1 hereof,  a date no later than the 90th calendar day following the date on which the Series C Registration Statement is declared effective by the SEC.

“Holders” or “Holder” means Arbios or any Person who shall acquire or hold Registrable Securities.

“Losses” shall have the meaning set forth in Section 4(a).

”Person” means any individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity or any governmental or regulatory body or other agency or authority or political subdivision thereof, including any successor, by merger or otherwise, of any of the foregoing.

“Piggy-Back Registration” has the meaning set forth in Section 2.2.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the SEC pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Series D Warrant Shares and  any securities issued or issuable upon any stock split, dividend or other distribution,  recapitalization or similar event with respect to the foregoing subject however to any limitations imposed by applicable SEC guidelines

“Registration Expenses” has the meaning set forth in Section 3.4.

“Registration Statement” means the registration statement required to be filed hereunder including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 as promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Rule 415” means Rule 415 as promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“SEC” or “Commission” means the United States Securities and Exchange SEC.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff and (ii) the Securities Act.

“Series C Registration Statement” means the registration statement filed pursuant to the Registration Rights Agreements between the Company and the holders of the Series C Warrants pursuant to which all of the Series C Warrant Shares (or the outstanding balance of any such shares not previously registered are registered) shall have been included for resale by the holders thereof.

“Series C Warrants” means the Company’s issued and outstanding Series C Warrants.

“Series C Warrant Shares” means the shares of the Company’s common stock issuable upon exercise of the Series C Warrants.

“Series D Warrant” shall have the meaning ascribed thereto in the recitals to this Agreement.

“Series D Warrant Shares” shall have the meaning ascribed thereto in the recitals to this Agreement.

“Special Registration Statement” means a registration statement (i) on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans or (ii) filed to register any of the Company’s currently outstanding warrants and the common stock underlying such warrants, including but not limited to a Series C Registration Statement (other than with respect to the rights of the Arbios).

“Valid Business Reason” has the meaning ascribed thereto in Section 2.1.2.

2.            Registration

2.1 Shelf Registration.

2.1.1.  Mandatory Filing. Subject to receipt of necessary information in writing from the Holders, on or prior the Filing Date, the Company shall use its best efforts to prepare and file with the SEC a Registration Statement, on Form S-1, covering the resale of all or such maximum portion of the Registrable Securities as permitted by SEC Guidance.  The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold, or may be sold without volume restrictions pursuant to Rule 144 or any successor rule, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and Arbios (the “Effectiveness Period”).

2.1.2.  Valid Business Purpose For Not Filing. Notwithstanding anything to the contrary contained in this Agreement, the Company will not be required to file any registration statement pursuant to this Agreement, file any amendment thereto, furnish any supplement to a prospectus included in any registration statement, make any other filing with the SEC required pursuant to this Agreement, cause any registration statement or other filing with the SEC to become effective, or take any similar action, and may withdraw the filing of any such registration statement or related filing if, in the opinion of outside counsel to the Company, (i) an event has occurred and is continuing as a result of which any registration statement, prospectus or other filing relating to the Registration Rights would contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) such actions would require the disclosure of material non-public information which the Company has a bona fide business purpose for preserving as confidential and which the Company would not otherwise be required to disclose ((i) and (ii) each, a “Valid Business Reason”), until such Valid Business Reason no longer exists;  provided, however, that in no event shall the Company avail itself of such right for more than 45 consecutive days or 90 days, in the aggregate, in any period of 360 consecutive days; and the Company shall give notice to the Holders of its determination to take any action pursuant to this Section 2.1.2  and of the fact that the Valid Business Reason for such action no longer exists, in each case, promptly after the occurrence thereof.

If the Company shall give any notice of the taking of any action pursuant to the foregoing paragraph, the Company shall not register any equity security of the Company during the period such action remains in effect. Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to take any action pursuant to the foregoing paragraph, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement. If the Company shall give any notice of the taking of any action pursuant to the foregoing paragraph, at such time as the Valid Business Reason that caused such action no longer exists (but in no event more than 90 days after the date of the taking of such action), the Company shall promptly use its commercially reasonable best efforts to effect the registration under the Securities Act of all of the Registrable Securities the registration of which has thereby been delayed or, as the case may be, to take all action required to permit sales of the Registrable Securities to resume.

2.2 Piggyback Registration. If, at any time on or after the date hereof and prior to the filing of the Registration Statement contemplated by Section 2.1 hereof, the Company proposes to file a Registration Statement under the Securities Act other than a Special Registration Statement then the Company shall (x) give written notice of such proposed filing to the Holders as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the Holders the opportunity to register the sale of such number of shares of Registrable Securities as the Holders may request in writing within ten (10) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration, to the extent the Company may do so, on the same terms and conditions as any similar securities of the Company, without violating the registration rights of others as in effect from time to time, subject to customary underwriter cutbacks applicable to all holders of registration rights (which cutbacks shall be  pro rata  according to the shares that the holders of Registration Rights wish to sell) and subject to obtaining any required consent of any selling stockholder(s) to such inclusion under such registration statement. Anything herein to the contrary notwithstanding, if the Company, in its sole discretion, elects to solicit the Consent and, in fact obtains the Consent, then the provisions of this Section 2.2 shall apply to a Series C Registration Statement.

2.2.1.  Underwriter’s Agreement. If the Holders propose to distribute their respective securities through a Piggy-Back Registration that involves an Underwriter or Underwriters, then the Holder shall enter into an underwriting agreement in customary form for selling shareholders with the Underwriter or Underwriters selected for such Piggy-Back Registration.

2.2.2.  Cutbacks Pursuant to Rule 415 or Underwriters Advice. In the event a cutback is requested by the Commission in a written comment to the Company pursuant to Rule 415 of the Securities Act, or upon the advice of the Underwriter, if any, the number of shares of Registrable Securities to be included in a registration statement shall be subject to a reduction as follows:

(a)	first, pro rata among all of the persons named in the registration statement as selling security holders; and
(b)	second, to any securities being registered on behalf of the Company.

2.2.3.  Withdrawal. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not the Holders have elected to include securities in such registration.  The Registration Expenses of such withdrawn registration shall be borne by the Company.

3.             Registration Procedures.

3.1 Company Obligations. In connection with the registration of Registrable Securities under the Securities Act as provided in this Agreement, the Company:

(a) shall prepare and file with the SEC the requisite registration statements, which shall comply as to form in all material respects with the requirements of the applicable form and shall include all financial statements required by the SEC to be filed therewith, and use commercially reasonable best efforts to cause such registration statements to become and remain effective for the duration of the Registration Period;  provided,  however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company will furnish the sellers of Registrable Securities copies of all such documents proposed to be filed (including all exhibits thereto);

(b) shall prepare and file with the SEC such amendments and supplements to such registration statements and the prospectus used in connection therewith as may be necessary to keep such registration statements effective for such period as any seller of Registrable Securities pursuant to such registration statements shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statements in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statements;

(c) shall furnish, without charge, to each seller of such Registrable Securities such number of copies of such registration statements, each amendment thereto, the prospectus included in such registration statements and each preliminary prospectus, all in conformity with the requirements of the Securities Act, and such other documents as such seller reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller, and shall consent to the use in accordance with all applicable law of such registration statements, each amendment thereto and each such prospectus or preliminary prospectus by each such seller of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by such registration statements or prospectus;

(d) if required by law, shall use commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statements under such other securities or “blue sky” laws of such jurisdictions as any sellers of Registrable Securities reasonably shall request, and do any and all other acts and things that may be required by law in order to enable such sellers to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this  Section 3.1 (d), it would not be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(e) shall promptly notify each Holder selling Registrable Securities covered by each such registration statement:

(i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or any post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective;

(ii) of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information;

(iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose;

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; and

(v) if, for a Valid Business Purpose, the Company has determined that it would be inadvisable to continue to use the registration statement or the prospectus related thereto or the information conveyed to any purchaser at the time of sale to such purchaser in connection with the sale of any Registrable Securities; and

(f) shall provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(g) shall use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement; and

(i) shall cooperate with the sellers of Registrable Securities to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such in accordance with the instructions of the sellers of Registrable Securities at least three Business Days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof.

3.2           Information. The Company may require as a condition precedent to the Company’s obligations under this Section 3 that each seller of Registrable Securities as to which any registration is being effected furnish the Company, in a timely manner, such information in writing regarding such seller and the distribution of such Registrable Securities as the Company from time to time reasonably may request to comply with Items 507 and 508 of Regulation S-K under the Securities Act.

3.3           Discontinuance of Use.  Each seller of Registrable Securities agrees that upon receipt of any notice from the Company under Section 3.1(e) (ii) through (v), such seller will discontinue such seller’s disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such seller’s receipt of copies of the supplemented or amended prospectus. The Company is entitled to instruct its transfer agent to impose “stop transfer instructions” with respect to the Registrable Securities whenever the transfer of such Registrable Securities is prohibited pursuant to this Agreement or applicable law.

3.4.           Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company (collectively, “Registration Expenses”) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. Notwithstanding any other provision of this Agreement, in no event shall the Company be responsible for any broker or similar commissions of any Holder or, any legal fees or other costs of any Holder and any such fees, costs and expenses shall not be included in Registration Expenses.

3.5            No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.  However, if any Holder elects not to have its Registrable Securities included in a Registration Statement filed pursuant to this Agreement, then the Company’s obligation to register such Holder’s Registrable Securities pursuant hereto is terminated.

4.           Indemnification.

(a) In the event of any registration of any securities of the Company under the Securities Act pursuant hereto, the Company will, and hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each Holder of Registrable Securities, its directors, officers, fiduciaries, employees, agents, affiliates, consultants, representatives, general and limited partners, stockholders, successors, assigns (and the directors, officers, employees and stockholders thereof), and each other Person, if any, who controls such Holder within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “ Losses ”), insofar as such Losses arise out of or are based upon:

(i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or

(ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Loss as such expenses are incurred;

Provided, however , that the Company shall not be liable to any such indemnified party in any such case to the extent such Loss arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

(b) Each Holder of Registrable Securities that are included in the securities as to which the registration hereunder is being effected shall, jointly and severally as to Arbios and any of its Affiliates, and severally but not jointly as to any other Holders, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 4 to the extent permitted by law the Company, its officers and directors and each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their respective directors, officers, fiduciaries, employees, agents, affiliates, consultants, representatives, general and limited partners, stockholders, successors, assigns and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Loss as such expenses are incurred. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

(c) Any Person entitled to indemnification under this Agreement promptly shall notify the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 4, but the failure of any such Person to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this  Section 4, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability that it may have to any such Person otherwise than under this Agreement. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided,  however , that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party, (ii) if such indemnified party who is a defendant in any action or proceeding that is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party that are not available to the indemnifying party or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties that are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct), and the indemnifying party shall be liable for any expenses therefor. Without the written consent of the indemnified party, which consent shall not be unreasonably withheld, no indemnifying party shall effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder, whether or not the indemnified party is an actual or potential party to such action or claim, unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Section  4(a), (b) or (c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this  Section 4 (d)  were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 4(d). The amount paid or payable in respect of any Loss shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Loss. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

5.             Miscellaneous.

5.1 Amendment and Waiver.

(a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and Arbios or, in the case of a waiver, by the party or parties against whom the waiver is to be effective;

(b) No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of any party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party if an individual or a duly authorized officer on behalf of such party if an entity.

5.2    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Asset Purchase Agreement.

5.3    Interpretation. When a reference is made in this Agreement to a Section or Article, such reference shall be to a Section or Article of this Agreement unless otherwise indicated. The headings contained in this Agreement are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation”, unless otherwise specified.

5.4    Entire Agreement. This Agreement, the Series D Warrant and the Purchase Agreement (and any related agreements referred to therein) constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof and thereof. This Agreement shall not be deemed to contain or imply any restriction, covenant, representation, warranty, agreement or undertaking of any party with respect to the transactions contemplated hereby other than those expressly set forth herein or in any document required to be delivered hereunder, and none shall be deemed to exist or be inferred with respect to the subject matter hereof. In the event of any express conflict between the terms of this Registration Rights Agreement, the Asset Purchase Agreement and the other agreements referenced herein and therein to which both the Company and the Holder are a party, this Agreement shall govern.

5.5    No Third-Party Beneficiaries. Except as provided in Section  4, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

5.6    Assignment; Successors. This Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns;  provided, however,  that such successors and assigns agree in writing, within 2 Business Days of the purported assignment, to acquire and hold the Registrable Securities acquired from such Holder subject to all of the terms hereof. If any Holder shall acquire additional Registrable Securities, such Registrable Securities shall be subject to all of the terms, and entitled to all of the benefits, of this Agreement.

5.7    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.8    Rule 144. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit any Holder to sell Registrable Securities to the public without registration, the Company shall use its reasonable efforts to (a) make and keep public information available, as those terms are understood and defined in Rule 144, until such date as all of Registrable Securities shall have been eligible to be resold under Rule 144; and (b) file with the SEC in a timely manner all reports and other documents required to be filed by the Company under the Exchange Act.

5.9            Compliance. With respect to the transactions contemplated hereby, each of Holders covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

5.10           No Presumption Against Drafting Party. Each of the parties hereto acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

5.11           Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12           Termination. This Agreement shall terminate at the expiration of the Effectiveness Period, provided, however, that Section 4 hereof and shall survive such termination and shall remain in full force and effect for a period of one year thereafter.

5.13           Submission to Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its or his successors or assigns shall be brought and determined in the State of New York or federal court sitting in the State of New York in New York City (or, if no such court has subject matter jurisdiction, in any appropriate New York State or federal court), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself or himself and with respect to its or his property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in New York, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it or he is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (b) that it or he or its or his property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement or the subject matter hereof, may not be enforced in or by such courts.

5.14           Waiver of Jury Trial; Attorney’s Fees. Each of the parties to this agreement hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this agreement or the transactions contemplated hereby.  If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

5.15           Governing Law. This Agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

HepaLife Technologies, Inc.

By: /s/ Frank Menzler
Name:  Frank Menzler
Title:  President, Chief Executive Officer and Chairman

Arbios Systems, Inc.

By: /s/ Shawn Cain
Name:  Shawn Cain
Title:  Interim President & Interim Chief Executive Officer